EXHIBIT 32(ii)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Campbell Soup Company (the “Company”) on Form 10-Q for the fiscal quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert A. Schiffner, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 9, 2004

By:	/s/ Robert A. Schiffner
	Name:	Robert A. Schiffner
	Title:	Senior Vice President and Chief Financial Officer